SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2010
Date of Report (Date of earliest event reported)

Janus Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30156
(Commission File Number)

98-0170257
(I.R.S. Employer Identification No.)

430 Park Ave.
Suite 702
New York, New York 10022
(Address of principal executive offices)

(800) 755-5815
 (Registrant’s telephone number, including area code)

Entheos Technologies, Inc.
888 3rd Street SW, Suite 1000, Calgary, Alberta, Canada
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.07 Submissions of Matters to a Vote of Security Holders

On December 14, 2010, Janus Resources, Inc., formerly Entheos Technologies, Inc. (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”). The Company’s shareholders approved the following proposals:

1. The election of three directors to serve for a term of one year:

Proposal 01A Election of Director: Mr. Antonino Cacace

	FOR	AGAINST	ABSTAIN
Beneficial Common	528	0	0
Registered Common	46,059,600	0	0
Total Shares Voted	46,060,128	0	0
% of Voted	100%	0%	0%
% of Outstanding	71.39%	0%	0%

Proposal 01B Election of Director: Mr. David Jenkins

	FOR	AGAINST	ABSTAIN
Beneficial Common	528	0	0
Registered Common	46,059,600	0	0
Total Shares Voted	46,060,128	0	0
% of Voted	100%	0%	0%
% of Outstanding	71.39%	0%	0%

Proposal 01C Election of Director: Mr. Joseph Sierchio

	FOR	AGAINST	ABSTAIN
Beneficial Common	528	0	0
Registered Common	46,059,600	0	0
Total Shares Voted	46,060,128	0	0
% of Voted	100%	0%	0%
% of Outstanding	71.39%	0%	0%

2. The ratification of Peterson Sullivan, LLP as the Company’s independent auditor

	FOR	AGAINST	ABSTAIN
Beneficial Common	528	0	0
Registered Common	46,059,600	0	0
Total Shares Voted	46,060,128	0	0
% of Voted	100%	0%	0%
% of Outstanding	71.39%	0%	0%

3. An amendment to change the Company’s name to Janus Resources, Inc.

	FOR	AGAINST	ABSTAIN
Beneficial Common	528	0	0
Registered Common	46,059,600	0	0
Total Shares Voted	46,060,128	0	0
% of Voted	100%	0%	0%
% of Outstanding	71.39%	0%	0%

4. To transact other business that may properly come before the meeting

	FOR	AGAINST	ABSTAIN
Beneficial Common	528	0	0
Registered Common	46,059,600	0	0
Total Shares Voted	46,060,128	0	0
% of Voted	100%	0%	0%
% of Outstanding	71.39%	0%	0%

Other than the four proposals listed above, no other proposals were voted on by shareholders at the Annual Meeting.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

On December 14, 2010, the Company held its Annual Meeting; the results of the meeting are attached as Exhibit 99.1 to this Form 8-K.

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

Number	Description

99.1	Certified results for Entheos Technologies, Inc. Annual Meeting held on December 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on February 10, 2011.

Janus Resources, Inc.

By: /s/ Antonino Cacace
Name: Antonino Cacace
Title:  President, Chief Executive Officer and Chief Financial Officer